Exhibit 99.1

Bowman Announces Second Quarter 2023 Financial Results

Reston, Va., August 7, 2023 (BUSINESS WIRE) – Bowman Consulting Group Ltd. (Nasdaq: BWMN) (“Bowman” or the “Company”), a national engineering and infrastructure services firm supporting owners and developers of the built environment, today released financial results for the three and six months ended June 30, 2023.

“We continue to execute on our strategic growth and revenue diversification plans,” said Gary Bowman, Chairman and CEO of Bowman. “We generated record revenue and adjusted EBITDA during a quarter where we closed on five acquisitions representing approximately $36 million of annualized revenue. Our orders were strong, and our backlog increased by nearly $90 million as compared to last year. During the second quarter we increased headcount by 17%, with the majority coming through acquisitions, where we believe there is a meaningful amount of utilization optimization to be achieved over time through both revenue synergies and work sharing. We continue to feel confident about our execution and performance as reflected by our increased financial guidance.”

Financial highlights for the three months ended June 30, 2023, compared to June 30, 2022:

•	Gross revenue of $82.8 million, compared to $62.4 million, a 33% increase

•	Year-over-year organic gross revenue growth[1] of 13%

•	Net service billing[2] of $73.8 million, compared to $56.4 million, a 31% increase

•	Year-over-year organic net service billing growth of 12%

•	Net loss of $(0.6) million, compared to a net loss of $(0.3) million

•	Adjusted EBITDA[2] of $11.1 million, compared to $7.6 million, a 46% increase

•	Adjusted EBITDA margin, net [2] of 15.0% compared to 13.4%, a 160 bps increase

•	Gross backlog[2] of $295 million, compared to $206 million, a 43% increase

Financial highlights for the six months ended June 30, 2023, compared to June 30, 2022:

•	Gross revenue of $158.9 million, compared to $114.9 million, a 38% increase

•	Year-over-year organic gross revenue growth[1] of 22%

•	Net service billing[2] of $141.4 million, compared to $104.1 million, a 36% increase

•	Year-over-year organic net service billing growth of 20%

•	Net loss of $(0.1) million, compared to a net income of $1.1 million

•	Adjusted EBITDA[2] of $20.7 million, compared to $15.0 million, a 38% increase

•	Adjusted EBITDA margin, net [2] of 14.7% compared to 14.4%, a 30 bps increase

Business combinations and acquisitions during the second quarter 2023:

•	Closed on the acquisition of Richter & Associates – April 2023

•	Closed on the acquisition of Fisher Engineering – May 2023

•	Closed on the acquisition of Hole Montes – May 2023

•	Closed on the acquisition of MTX Surveying – June 2023

•	Closed on the acquisition of Infrastructure Engineers – June 2023

Financing Activities during and subsequent to the second quarter 2023:

On August 2, 2023, the Company announced that it had entered into a First Amendment to its Amended and Restated Credit Agreement (the “Revolving Credit Facility”). The amendment increased the maximum allowable borrowing under the Revolving Credit Facility to $70 million from $50 million, adjusted certain provisions relating to interest rate spreads and unused fees, and extended the term of the Revolver to July 31, 2025. Other general terms of the Revolving Credit Facility remained unchanged.

Increasing FY 2023 Guidance

The Company is increasing its full year 2023 outlook for Net Service Billing to be in the range of $300 to $315 million and Adjusted EBITDA in the range of $47 to $52 million. The current outlook for 2023 is based on completed acquisitions as of the date of this release and does not include contributions from any future acquisitions. Management discusses the Company’s acquisition pipeline and its prospective impact during regularly scheduled earnings calls.

Q2 2023 Earnings Webcast

Bowman will host an earnings webcast to discuss the results of the quarter as follows:

Date:	August 8, 2023
Time:	9:00 a.m. Eastern Time
Hosts:	Gary Bowman, Chairman and CEO and Bruce Labovitz, Chief Financial Officer
Where:	http://investors.bowman.com

[1]	Includes reclassification of McMahon Associates and Perry Engineering acquisitions as organic revenue.
[2]	Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is an established professional services firm delivering innovative engineering solutions to customers who own, develop, and maintain the built environment. With over 1,900 employees more than 75 locations throughout the United States, Bowman provides a variety of planning, engineering, construction management, commissioning, environmental consulting, geomatics, survey, land procurement and other technical services to customers operating in a diverse set of regulated end markets. For more information, visit bowman.com or investors.bowman.com.

Investor Relations Contacts:

Bruce Labovitz            Larry Clark

ir@bowman.com         lclark@bowman.com

(703) 787-3403           (310) 622-8223

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate”, “believe”, “continue”, “estimate”, “expect”, “intend”, “may”, “will”, “goal”

and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs, These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipates or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures and Other Key Metrics

We supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, with certain non-GAAP financial measures, as described below, to help represent, explain, and understand our operating performance. These non-GAAP financial measures may be different than similarly referenced measures used by other companies. The non-GAAP measures are intended to enhance investors’ overall understanding and evaluation of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We present these non-GAAP financial measures to assist investors in seeing our financial performance in a manner more aligned with management’s view and believe these measures provide additional tools by which investors can evaluate our core financial performance over multiple periods relative to other companies in our industry. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands except per share data)

	June 30, 2023	December 31, 2022
	(Unaudited)
ASSETS
Current Assets
Cash and equivalents	$9,746	$13,282
Accounts receivable, net	81,874	64,443
Contract assets	26,050	16,321
Notes receivable - officers, employees, affiliates, current portion	938	1,016
Prepaid and other current assets	11,723	7,068

Total current assets	130,331	102,130
Non-Current Assets
Property and equipment, net	26,874	25,104
Operating lease, right-of-use assets	39,476	30,264
Goodwill	77,106	53,210
Notes receivable	903	903
Notes receivable - officers, employees, affiliates, less current portion	1,387	1,417
Other intangible assets, net	39,763	27,950
Deferred tax asset, net	21,098	13,759
Other assets	1,082	1,020

Total Assets	$338,020	$255,757

LIABILITIES AND EQUITY
Current Liabilities
Revolving Credit Facility	$21,189	$—
Accounts payable and accrued liabilities	32,878	40,293
Contract liabilities	10,046	6,370
Notes payable, current portion	12,438	10,168
Operating lease obligation, current portion	8,153	6,949
Finance lease obligation, current portion	6,001	5,297

Total current liabilities	90,705	69,077
Non-Current Liabilities
Other non-current obligations	28,827	356
Notes payable, less current portion	16,734	16,276
Operating lease obligation, less current portion	36,610	28,087
Finance lease obligation, less current portion	14,619	14,254
Pension and post-retirement obligation, less current portion	4,881	4,848

Total liabilities	$192,376	$132,898

Shareholders’ Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding	$—	$—
Common stock, 0.01 par value; 30,000,000 shares authorized; 17,130,179 shares issued and 14,600,293 outstanding, and 15,949,805 shares issued and 13,556,550 outstanding, respectively	171	159
Additional paid-in-capital	189,351	162,922
Accumulated other comprehensive income	557	578
Treasury stock, at cost; 2,529,886 and 2,393,255, respectively	(24,417)	(20,831)
Stock subscription notes receivable	(125)	(173)
Accumulated deficit	(19,893)	(19,796)

Total shareholders’ equity	$145,644	$122,859

TOTAL LIABILITIES AND EQUITY	$338,020	$255,757

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED INCOME STATEMENT

(Amounts in thousands except per share data)

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022
Gross Contract Revenue	$82,755	$62,399	$158,855	$114,860
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	32,075	25,071	60,919	45,746
Sub-consultants and expenses	8,963	5,983	17,501	10,743

Total contract costs	41,038	31,054	78,420	56,489

Operating Expenses:
Selling, general and administrative	38,340	28,065	71,965	50,868
Depreciation and amortization	4,719	2,823	8,285	5,213
(Gain) on sale	(226)	(27)	(237)	(32)

Total operating expenses	42,833	30,861	80,013	56,049

Income (loss) from operations	(1,116)	484	422	2,322

Other expense	1,143	994	2,358	1,491

Income (loss) before tax expense	(2,259)	(510)	(1,936)	831
Income tax (benefit) expense	(1,625)	(190)	(1,839)	(306)

Net income (loss)	$(634)	$(320)	$(97)	$1,137

Earnings allocated to non-vested shares	—	—	$—	$191

Net income (loss) attributable to common shareholders	$(634)	$(320)	$(97)	$946

Earnings (loss) per share
Basic	$(0.05)	$(0.03)	$(0.01)	$0.09
Diluted	$(0.05)	$(0.03)	$(0.01)	$0.09
Weighted average shares outstanding:
Basic	12,276,173	10,761,172	12,022,550	10,346,089
Diluted	12,276,173	10,761,172	12,022,550	10,427,602

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited)

	For the Six Months Ended June 30,
	2023	2022
Cash Flows from Operating Activities:
Net Income (loss)	$(97)	$1,137
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	4,620	3,971
Amortization of intangible assets	3,665	1,241
Gain on sale of assets	(237)	(32)
Bad debt	289	365
Stock based compensation	11,169	7,274
Accretion of discounts on notes payable	264	—
Deferred taxes	(7,339)	—
Deferred rent	—	(237)
Changes in operating assets and liabilities, net of acquisition of businesses
Accounts receivable	(10,885)	(10,254)
Contract assets	(5,267)	(510)
Prepaid expenses and other assets	(4,174)	(5,124)
Accounts payable and accrued expenses	9,535	5,877
Contract liabilities	523	560

Net cash provided by operating activities	2,066	4,268
Cash Flows from Investing Activities:
Purchases of property and equipment	(632)	(368)
Fixed assets converted to lease financing	—	22
Proceeds from sale of assets and disposal of leases	237	32
Payments received under loans to shareholders	108	118
Acquisitions of businesses, net of cash acquired	(15,408)	(7,950)
Collections under stock subscription notes receivable	48	47

Net cash used in investing activities	(15,647)	(8,099)

Cash Flows from Financing Activities:
Proceeds from common stock offering, net of underwriting discounts and commissions and other offering costs	—	15,475
Borrowings under revolving credit facility	21,189	—
Repayments under fixed line of credit	(283)	(365)
Repayment under notes payable	(4,743)	(1,433)
Payments on finance leases	(3,309)	(2,921)
Payments for purchase of treasury stock	(3,586)	(2,368)
Proceeds from issuance of common stock	777	607

Net cash provided by financing activities	10,045	8,995

Net increase (decrease) in cash and cash equivalents	(3,536)	5,164

Cash and cash equivalents, beginning of period	13,282	20,619

Cash and cash equivalents, end of period	$9,746	$25,783

Supplemental disclosures of cash flow information:
Cash paid for interest	$1,547	$713

Cash paid for income taxes	$745	383

Non-cash investing and financing activities:
Property and equipment acquired under capital lease	$(4,385)	$(4,262)

Issuance of notes payable for acquisitions	$(7,825)	$(3,697)

BOWMAN CONSULTING GROUP LTD.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(amounts in thousands except per share data)

Condensed Combined Statement of Operations Reconciliation	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022
Gross contract revenue	$82,755	$62,399	$158,855	$114,860
Contract costs (exclusive of depreciation and amortization)	$41,038	$31,054	$78,420	$56,489
Operating expense	$42,833	$30,861	$80,013	$56,049

Income (loss) from operations	$(1,116)	$484	$422	$2,322
Other expense	$1,143	$994	$2,358	$1,491
Income tax expense (benefit)	$(1,625)	$(190)	$(1,839)	$(306)

Net income (loss)	$(634)	$(320)	$(97)	$1,137

Net margin	(0.8)%	(0.5)%	(0.1)%	1.0%

Other financial information [1]
Net service billing	$73,792	$56,416	$141,354	$104,117
Adjusted EBITDA	11,053	7,576	20,725	14,983
Adjusted EBITDA margin, net	15.0%	13.4%	14.7%	14.4%

Gross Revenue to Net Service Billing Reconciliation	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022
Gross contract revenue	$82,755	$62,399	$158,855	$114,860
Less: sub-consultants and other direct expenses	8,963	5,983	17,501	10,743

Net service billing	$73,792	$56,416	$141,354	$104,117

Adjusted EBITDA Reconciliation	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022
Net Service Billing	$73,792	$56,416	$141,354	$104,117

Net Income (loss)	$(634)	$(320)	$(97)	$1,137
+ interest expense	1,112	350	2,007	685
+ depreciation & amortization	4,719	2,823	8,285	5,213
+ tax (benefit) expense	(1,625)	(190)	(1,839)	(306)

EBITDA	$3,572	$2,663	$8,356	$6,729
+ non-cash stock compensation	6,888	4,038	11,322	7,274
+ transaction related expenses	123	—	123	—
+ settlements and other non-core expenses	113	215	113	215
+ acquisition expenses	357	660	811	765

Adjusted EBITDA	$11,053	$7,576	$20,725	$14,983
Adjusted EBITDA margin, net	15.0%	13.4%	14.7%	14.4%

[1]	Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

BOWMAN CONSULTING GROUP LTD.

GROSS CONTRACT REVENUE COMPOSITION

(Unaudited)

(dollars in thousands)	For the three months ended June 30,
Consolidated Gross Revenue	2023	%	2022	%	Change	Change
Building Infrastructure	48,616	58.7%	42,571	68.2%	6,045	14.2%
Transportation	15,870	19.2%	9,276	14.9%	6,594	71.1%
Power and Utilities	15,585	18.8%	9,326	14.9%	6,259	67.1%
Emerging Markets[1]	2,684	3.3%	1,226	2.0%	1,458	118.9%

Total	82,755	100.0%	62,399	100.0%	20,356	32.6%

(dollars in thousands)	For the three months ended June 30,
Organic v Acquired Revenue [2]	2023	%	2022	%	Change	% Change
Baseline organic revenue	70,414	85.1%	62,249	99.8%	8,165	13.1%
Acquired revenue	12,341	14.9%	150	0.2%	12,191	n/a

Total	82,755	100.0%	62,399	100.0%	20,356	32.6%

(dollars in thousands)	For the six months ended June 30,
Consolidated Gross Revenue	2023	%	2022	%	Change	Change
Building Infrastructure	92,953	58.5%	81,332	70.8%	11,621	14.3%
Transportation	31,889	20.1%	13,247	11.5%	18,642	140.7%
Power and Utilities	28,909	18.2%	18,075	15.7%	10,834	59.9%
Emerging Markets[1]	5,104	3.2%	2,206	2.0%	2,898	131.4%

Total	158,855	100.0%	114,860	100.0%	43,995	38.3%

(dollars in thousands)	For the six months ended June 30,
Organic v Acquired Revenue [2]	2023	%	2022	%	Change	% Change
Baseline organic revenue	139,857	88.0%	114,710	99.9%	25,147	21.9%
Acquired revenue	18,998	12.0%	150	0.1%	18,848	16.4%

Total	158,855	100.0%	114,860	100.0%	43,995	38.3%

[1]

Adjusted for change, represents mining, water resources and other. Effective 12/31/2022, we reclassified renewables as power & utilities. For six months ended June 30, 2022, $2.5 million of renewables revenue was reclassified accordingly for consistency.

[2]	Revenue from acquired companies is reclassified as organic revenue in the first full quarter following the 12-month anniversary of closing. This results in a change from previously reported numbers.

BOWMAN CONSULTING GROUP LTD.

GROSS BACKLOG BY CATEGORY AT JUNE 30, 2023

(Unaudited)

Category	Percentage
Building Infrastructure	56.0%
Transportation	25.0%
Power and Utilities	16.0%
Emerging Markets	3.0%

TOTAL	100.0%